UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 18, 2010

RENAISSANCE BIOENERGY INC.
(Formerly, ESE Corp.)
 (Exact name of registrant as specified in its charter)

NEVADA	000-53435
(State or other jurisdiction of incorporation)	(Commission File No.)

36101 Bob Hope Dr., Suite E5-238
Rancho Mirage, California   92270
 (Address of principal executive offices and Zip Code)

888-717-2221
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

On November 18, 2010, we entered into and closed an agreement to acquire a 25% (twenty five percent) undivided interest in the 22 unpatented placer mining claims included in the Oatman Gold Project (the “Oatman Gold Project Acquisition Agreement”) with Anaconda Exploration, LLC, Big John Gold Mines, LLC and the other sellers named therein, pursuant to which the Company agreed to acquire the interest of the sellers in the unpatented mining claims, located in Mohave County, Arizona, in exchange for Twenty Five Million (25,000,000) shares of our restricted common stock valued at the par value of $0.00001 per share, as well as a net smelter returns royalty based on a sliding scale ranging from 1%  at a gold spot price of under $600 per ounce to 4% at a gold price over $1,200 but less than $1,500 per ounce to 8% at a gold price over $2,400 per ounce and a 5% (Five percent) net profit interest.

Oatman Gold Property DescriptionThe Oatman Gold Project (the “Project”) is comprised of approximately 3,600 acres of mining claims in one of Arizona’s leading gold producing districts.  The Oatman gold mining district has produced over 1.75 million ounces of gold from high grade primary gold / silver ore.  The Project includes:

(1)	Argo Gold Mine, which is located on the Tom Reed gold vein. This vein is responsible for a majority of Oatman’s historic gold production.

(2)	King Midas Gold Mine, which is located on the next parallel vein south of the Tom Reed vein. This mine was developed by Fischer Watt Mining in the 1980’s but not brought into full production.

(3)	Lexington Gold Mine. This gold deposit, located on private property south of the King Midas Mine, includes over 100 acres of patented mineral rights at the confluence of several veins.

(4)	Oatman Southern Mine. This has potential as a possible large low-grade detachment fault gold deposit.

(5)
Numerous other gold mines.  The Project includes 16 additional gold mines which, upon sampling, may prove to be attractive exploration targets: Adams, Big John, Cone, Esperanza, Green Quartz, Lazy Boy, Lucky Boy, Oatman Syndicate, Paragon, Peerless, Pictured Rock, S. Arataba, Tom Reed, Jr., United Oatman, United Range, and Wrigley Mines.

Oatman is one of Arizona’s best known gold mining districts, and it was in continuous production from the early 1900’s up until 1942, when President Roosevelt closed the gold mines during World War II as nonessential to the war effort.  In addition to the Oatman Gold Project, there are other properties in the Oatman Mining District that have seen substantial gold exploration and development activity.  All of this activity and reported proven reserves or others in the Oatman Mining District present the opportunity to fill up a mill, if a mill is built on the Lexington private land.  Alternatively, the Project could look to share a mill owned by one of the other companies that are active in Oatman.

Oatman Geology Summary

Epithermal gold / silver deposit. Oatman is an epithermal gold – silver deposit.  Past production has been from high grade ore shoots in quartz veins hosted by Tertiary volcanics.  A majority of the economic gold mineralization has so far been found in both the Oatman Andesite (Tom Reed and United Eastern deposits) and the Gold Road Latite (Gold Road).  The Big Jim deposit was located at the contact between these two rock units.  Other volcanic units have also hosted ore, including the Alcyone Trachyte and the Esperanza Trachyte.  The Project includes all of these rock types.

Detachment fault related mineralization.  One of the current theories as to origin of the gold mineralization is that the deposits resulted from Tertiary extensional tectonics.  Specifically, this theory posits a regional north / south striking and east dipping detachment fault that dismembered a Tertiary intrusive system.  This left the deep roots of the structure exposed in Nevada and California and the top, gold-bearing, part of the system exposed to the east in the Black Mountains of Arizona.  The Colorado River has been localized within the half-graben between these tilted crustal sections. Steam and hot water generated during the extensional events is assumed to have migrated up the detachment fault and then into high angle faults in the upper plate, where the gold and silver were deposited in the quartz veins that formed in these fissures.

Multiple stages of quartz deposition. The quartz veins have, in many instances, been subjected to multiple episodes of gold deposition.  Historically, the highest grade gold ore has been identified as being from quartz of the fourth or fifth stages of deposition.  This type of quartz is found at the Project’s Lexington and Green Quartz mines.

Deep-seated ore shoots in eastern part of district; shallow in west.  Another important factor is that gold ore has extended to depths of 1,000 feet or greater in the eastern part of the district (roughly speaking, the area east of US Highway 66).  However, mines in the western part of the district have generally played out by 300 feet.  The leading theory is that there have been past instances of uplift and erosion that have affected the western part of the district more than the eastern.  All of the mines included in the Project are in the more productive eastern part of the district.

Gold associated with rhyolite plugs and dikes.  The Company believes that the co-location of most of the previously mined gold mineralization with rhyolite plugs and dikes is no accident.  The United Eastern and Tom Reed deposits are located within ¼ mile of a rhyolite dike and within ½ mile of the Elephant’s Tooth, a rhyolite plug. A faulted dike radiating from the Elephant’s Tooth passes near the Big Jim Mine and terminates at the Company’s Argo Mine.  A similar, but much larger, rhyolite intrusive (Boundary Cone) is located in the southern part of the district.  A parallel rhyolite dike contacts Precambrian granite and a breccia unit in the vicinity of the Oatman Southern Mine.

Possible Copperstone-type deposit at Oatman Southern.  The Oatman Southern mineralized area is from 40 to 100 feet wide, and is comprised of crushed and brecciated quartz and andesite with veinlets of rhyolite with some calcite. The best gold and silver values are in the brecciated quartz.  Coincident surface copper oxide mineralization completes the picture of a typical upper plate detachment fault gold / copper deposit similar to American Bonanza’s Copperstone Gold Mine.  This is of considerable economic interest, as it may mean that the Oatman Southern gold deposit could be mined by the less expensive open pit method rather than as an underground mine.

Vein intersections as possible drill targets.  In many other gold mining districts, ore shoots are frequently localized at vein intersections.   Four separate veins unite on the western portion of the Project’s Lexington property and, further to the east the King Midas vein also unites with the Lexington vein at the Project’s Big John Mine.

COMPETITION

We do not compete directly with anyone for the exploration or removal of minerals from these properties as we hold interest and rights to our acquired interest in the claims.  Readily available commodities markets exist in the U.S. and around the world for the sale of gold, silver and other minerals. Therefore, we will likely be able to sell any minerals that we are able to recover. We will be subject to competition and unforeseen limited sources of supplies in the industry in the event spot shortages arise for supplies such as dynamite, and certain equipment such as bulldozers and excavators that we will need to conduct exploration. If we are unsuccessful in securing the products, equipment and services we need we may have to suspend our exploration plans until we are able to do so.

BANKRUPTCY OR SIMILAR PROCEEDINGS

There has been no bankruptcy, receivership or similar proceeding.

REORGANIZATIONS, PURCHASE OR SALE OF ASSETS

Except for the acquisition of our interest in the Oatman Gold Project reported above, there have been no material reclassifications, mergers, consolidations, or purchase or sale of a significant amount of assets not in the ordinary course of business.

COMPLIANCE WITH GOVERNMENT REGULATION

Our gold exploration program in Arizona will be subject to state and federal regulations regarding environmental considerations. All operations involving the exploration for the production of minerals are subject to existing laws and regulations relating to exploration procedures, safety precautions, employee health and safety, air quality standards, pollution of streams and fresh water sources, odor, noise, dust and other environmental protection controls adopted by federal, state and local governmental authorities as well as the rights of adjoining property owners. We may be required to prepare and present to federal, state or local authorities data pertaining to the effect or impact that any proposed exploration for or production of minerals may have upon the environment. All requirements imposed by any such authorities may be costly, time consuming and may delay commencement or continuation of exploration or production operations. Future legislation may significantly emphasize the protection of the environment, and, as a consequence, our activities may be more closely regulated to further the cause of environmental protection. Such legislation, as well as further interpretation of existing laws in the United States, may require substantial increases in equipment and operating costs and delays, interruptions, or a termination of operations, the extent of which cannot be predicted. Environmental problems known to exist at this time in the United States may not be in compliance with regulations that may come into existence in the future. This may have a substantial impact upon the capital expenditures required of us in order to deal with such problem and could substantially reduce earnings.

The regulatory bodies that directly regulate our activities related to the Oatman Gold Project are the Bureau of Land Management (BLM) (Federal) and the Arizona Department of Environmental Quality (ADEQ) (State).

PATENTS, TRADEMARKS, FRANCHISES, CONCESSIONS, ROYALTY AGREEMENTS, OR LABOR CONTRACTS

We have no current plans for any registrations such as patents, trademarks, copyrights, franchises, concessions, royalty agreements or labor contracts related to our interest in the Oatman Gold Project.

NEED FOR GOVERNMENT APPROVAL FOR ITS PRODUCTS OR SERVICES

We are not required to apply for or have any government approval for our products or services.

RESEARCH AND DEVELOPMENT COSTS DURING THE LAST TWO YEARS

We do not anticipate expending any funds for research and development on an ongoing basis related to our interest in the Oatman Gold Project.

NUMBER OF EMPLOYEES

We do not presently have any employees related to the Oatman Gold Project.  There are presently no employees in our bioenergy business.

REPORTS TO SECURITIES HOLDERS

We file an Annual Report on Form 10-K that includes audited financial information, which is available to our shareholders. We make our financial information equally available to any interested parties or investors through compliance with the disclosure rules of Regulation S-K for a small business issuer under the Securities Exchange Act of 1934. We are subject to disclosure filing requirements including filing Form 10-K annually and Form 10-Q quarterly. In addition, we will file Form 8K and other proxy and information statements from time to time as required. We do not intend to voluntarily file the above reports in the event that our obligation to file such reports is suspended under the Exchange Act.  The public may read and copy any materials that we file with the Securities and Exchange Commission, ("SEC"), at the SEC's Public Reference Room at 100 F Street NE, Washington, DC 20549.  The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains an Internet site (http://www.sec.gov) that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

RISK FACTORS

As a result of the Company’s acquisition of its interest in the Oatman Gold Project, the Company has now entered into mining and mineral exploration in addition to the existing bioenergy business.  Accordingly, there are additional risk factors related to our business that are stated below.

Risks Related to Our Business

Investment in our common stock involves very significant risks.

An investment in our common stock involves a number of very significant risks. You should carefully consider the following known material risks and uncertainties in addition to other information in this prospectus in evaluating our company and its business before purchasing shares of the Company's common stock. Our business, operating results and financial condition could be seriously harmed due to any of the following known material risks. The risks described below are not the only ones facing our company. Additional risks not presently known to us may also impair our business operations. You could lose all or part of your investment due to any of these risks.

We will require additional financing in order to commence and sustain exploration.

We will require significant additional financing in order to maintain an exploration program and an assessment of any commercial viability of our mineral properties. As our mineral properties do not contain any reserves or any known body of economic mineralization, we may not discover commercially exploitable quantities of ore on our mineral properties that would enable us to enter into commercial production, achieve revenues, and recover the money we spend on exploration. Exploration activities on our mineral properties may not be commercially successful, which could lead us to abandon our plans to develop the property and its investments in exploration. Additionally, future cash flows and the availability of financing will be subject to a number of variables, including potential production and the market prices of gold. Further, debt financing could lead to a diversion of cash flow to satisfy debt-servicing obligations and create restrictions on business operations.

We have not begun the initial stages of exploration of our claims, and thus have no way to evaluate the likelihood whether we will be able to operate our business successfully.

We are a new entrant into the gold and other precious metals exploration and development industry without a profitable operating history. As a result, there is only limited historical financial and operating information available on which to base your evaluation of our performance. We have not earned any revenues and we have never achieved profitability as of the date of this prospectus. Potential investors should be aware of the difficulties normally encountered by new mineral exploration companies and the high rate of failure of such enterprises. The likelihood of success must be considered in the light of problems, expenses, difficulties, complications and delays encountered in connection with the exploration of the mineral properties that we plan to undertake. These potential problems include, but are not limited to, unanticipated problems relating to exploration and additional costs and expenses that may exceed current estimates. We have no history upon which to base any assumption as to the likelihood that our business will prove successful, and we can provide no assurance to investors that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks our business will likely fail and you will lose your entire investment in this offering.

We have received a going concern opinion from our independent auditors report accompanying our May 31, 2009 and May 31, 2010 financial statements.

The independent auditor's report accompanying our May 31, 2009 and May 31, 2010 financial statements contains an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern. The financial statements have been prepared "assuming that the Company will continue as a “going concern,” which contemplates that we will realize our assets and satisfy our liabilities and commitments in the ordinary course of business. Our ability to continue as a going concern is dependent on raising additional capital to fund our operations and ultimately on generating future profitable operations. There can be no assurance that we will be able to raise sufficient additional capital or eventually have positive cash flow from operations to address all of our cash flow needs. If we are not able to find alternative sources of cash or generate positive cash flow from operations, our business will be materially and adversely affected and our shareholders will lose their entire investment.

We plan to acquire additional mineral exploration properties, which may create substantial risks.

As part of our growth strategy, we intend to acquire additional minerals exploration properties. Such acquisitions may pose substantial risks to our business, financial condition, and results of operations. In pursuing acquisitions, we will compete with other companies, many of which have greater financial and other resources to acquire attractive properties. Even if we are successful in acquiring additional properties, some of the properties may not produce revenues at anticipated levels, or failure to develop such prospects within specified time periods may cause the forfeiture of the lease in that prospect. There can be no assurance that we will be able to successfully integrate acquired properties, which could result in substantial costs and delays or other operational, technical, or financial problems. Further, acquisitions could disrupt ongoing business operations. If any of these events occur, it would have a material adverse effect upon our operations and results from operations.

If we do not find a joint venture partner for the continued development of our claims, we may not be able to advance exploration work.

If the initial results of an exploration program are successful, we may try to enter a joint venture agreement with a partner for further exploration and possible production of our claims. We would face competition from other junior mineral resource exploration companies who have properties that they deem to be the most attractive in terms of potential return and investment cost. In addition, if we enter into a joint venture agreement, we would likely assign a percentage of our interest in the claims to the joint venture partner. If we are unable to enter into a joint venture agreement with a partner, we may fail and you will lose your entire investment in this offering.

Because of the speculative nature of mineral property exploration, there is substantial risk that no commercially exploitable minerals will be found and our business will fail.

Exploration for minerals is a speculative venture necessarily involving substantial risk. We can provide investors with no assurance that our claims contain commercially exploitable reserves. The exploration work that we intend to conduct on the claims may not result in the discovery of commercial quantities of gold, silver or other minerals. Problems such as unusual and unexpected rock formations and other conditions are involved in mineral exploration and often result in unsuccessful exploration efforts. In such a case, we would be unable to complete our business plan and you would lose your entire investment in this offering.

Because of the inherent dangers involved in mineral exploration, there is a risk that we may incur liability or damages as we conduct our business.

The search for valuable minerals involves numerous hazards. As a result, we may become subject to liability for such hazards, including pollution, cave-ins and other hazards against which we cannot insure or against which we may elect not to insure. If a hazard were to occur, the costs of rectifying the hazard may exceed our asset value and cause us to liquidate all our assets resulting in the loss of your entire investment in this offering.

The potential profitability of mining gold properties if economic quantities of silver is found is dependent upon many factors and risks beyond our control, including, but not limited to:

•	unanticipated ground and water conditions and adverse claims to water rights;
•	geological problems;
•	metallurgical and other processing problems;
•	the occurrence of unusual weather or operating conditions and other force majeure events;
•	lower than expected ore grades;
•	accidents;
•	delays in the receipt of or failure to receive necessary government permits;
•	delays in transportation;
•	labor disputes;
•	government permit restrictions and regulation restrictions;
•	unavailability of materials and equipment; and
•	the failure of equipment or processes to operate in accordance with specifications or expectations.

The risks associated with exploration and development and, if applicable, mining as described above could cause personal injury or death, environmental damage, delays in mining, monetary losses and possible legal liability. We are not currently engaged in mining operations because we are in the exploration phase and have not yet any proved gold reserves. We do not presently carry property or liability insurance nor do we expect to get such insurance for the foreseeable future. Cost effective insurance contains exclusions and limitations on coverage and may be unavailable in some circumstances.

Because activities at the Oatman Gold Project may sometimes be limited by the extreme summer heat, we may be delayed in our exploration and any future mining efforts.

Activities at the Oatman Gold Project may be limited during the period between May and October of each year due to the extreme summer time heat in the area. As a result, any attempts to visit, test, or explore the property may be limited to these months of the year when weather permits such activities. These limitations can result in delays in exploration efforts, as well as mining and production in the event that commercial amounts of minerals are found. Such delays can result in our inability to meet deadlines for exploration expenditures as. This could cause our business venture to fail and the loss of your entire investment in this offering unless we can meet deadlines.

The precious metals exploration and mining industry is highly competitive and there is no assurance that we will be successful in acquiring additional claims or leases.

The precious metals exploration and mining industry is intensely competitive and we compete with other companies that have greater resources. Many of these companies not only explore for and produce gold, but also market gold and other products on a regional, national or worldwide basis. These companies may be able to pay more for productive gold properties and exploratory prospects or define, evaluate, bid for and purchase a greater number of properties and prospects than our financial or human resources permit. In addition, these companies may have a greater ability to continue exploration activities during periods of low gold market prices. Our larger competitors may be able to absorb the burden of present and future federal, state, local and other laws and regulations more easily than we can, which would adversely affect our competitive position. Our ability to acquire additional properties and to discover productive prospects in the future will be dependent upon our ability to evaluate and select suitable properties and to consummate transactions in a highly competitive environment. In addition, because we have fewer financial and human resources than many companies in our industry, we may be at a disadvantage in bidding for exploratory prospects and producing gold properties.

The marketability of natural resources will be affected by numerous factors beyond our control.

The marketability of natural resources which may be acquired or discovered by us will be affected by numerous factors beyond our control. These factors include market fluctuations in commodity pricing and demand, the proximity and capacity of natural resource markets and processing equipment, governmental regulations, land tenure, land use, regulation concerning the importing and exporting of gold and environmental protection regulations. The exact effect of these factors cannot be accurately predicted, but the combination of these factors may result in us not receiving an adequate return on invested capital to be profitable or viable.

Gold mining operations are subject to comprehensive regulation, which may cause substantial delays or require capital outlays in excess of those anticipated.

Gold minerals exploration and development and mining activities are subject to certain environmental regulations, which may prevent or delay the commencement or continuance of our operations.

If economic quantities of gold are found on any lease owned by the Company in sufficient quantities to warrant gold mining operations, such mining operations are subject to federal, state, and local laws relating to the protection of the environment, including laws regulating removal of natural resources from the ground and the discharge of materials into the environment. Gold mining operations are also subject to federal, state, and local laws and regulations which seek to maintain health and safety standards by regulating the design and use of mining methods and equipment. Various permits from government bodies are required for mining operations to be conducted; no assurance can be given that such permits will be received. Environmental standards imposed by federal, provincial, or local authorities may be changed and any such changes may have material adverse effects on our activities. Moreover, compliance with such laws may cause substantial delays or require capital outlays in excess of those anticipated, thus resulting in an adverse effect on us. Additionally, we may be subject to liability for pollution or other environmental damages which we may elect not to insure against due to prohibitive premium costs and other reasons. To date, we have not been required to spend material amounts on compliance with environmental regulations. However, we may be required to do so in future and this may affect our ability to expand or maintain our operations.

Our ability to function as an operating mining company is dependent on our ability to mine our properties at a profit.

Our ability to operate on a positive cash flow basis is dependent on mining sufficient quantities of gold at a profit sufficient to finance our operations and for the acquisition and development of additional mining properties.

We may not have good title to our mining claims.

The validity of unpatented mining claims, which constitute a majority of the Oatman Gold Project, is often uncertain, and such validity is always subject to contest. Unpatented mining claims are generally considered subject to greater title risk than patented mining claims, or real property interests that are owned in fee simple.  The Company has not yet filed a patent application for any of its properties that are located on federal public lands in the United States, and, under proposed legislation to change the General Mining Law, patents may not hereafter be obtainable for such properties.  Although the Company has attempted to acquire satisfactory title to its undeveloped properties, the Company does not generally obtain title opinions until financing is sought to develop a property, with the attendant risk that title to some properties, particularly title to undeveloped properties, may be defective.

Because we have limited capital, inherent mining risks pose a significant threat to us.

Because we are small with limited capital, we are unable to withstand significant losses that can result from inherent risks associated with mining, including environmental hazards, industrial accidents, flooding, interruptions due to weather conditions and other acts of nature. Such risks could result in damage to or destruction of any infrastructure or production facilities we may develop, as well as to adjacent properties, personal injury, environmental damage and delays, causing monetary losses and possible legal liability.

More stringent federal, provincial or state regulations could adversely affect our business.

If we are unable to obtain or maintain permits or water rights for development of our properties or otherwise fail to manage adequately future environmental issues, our operations could be materially and adversely affected. We have expended significant resources, both financial and managerial, to comply with environmental protection laws, regulations and permitting requirements, and we anticipate that we will be required to continue to do so in the future. Although we believe our properties comply in all material respects with all relevant permits, licenses, and regulations pertaining to worker health and safety, as well as those pertaining to the environment and radioactive materials, the historical trend toward stricter environmental regulation may continue.

The volatility of gold prices makes our business uncertain.

The volatility of gold prices makes long-range planning uncertain and raising capital difficult. The price of gold is affected by numerous factors beyond our control, including the demand for nuclear power, political and economic conditions, and legislation and production and costs of production of our competitors.

Our inability to obtain insurance would threaten our ability to continue in business.

We currently do not have liability and property damage insurance. It should be noted that if we decide to obtain such insurance, the insurance industry is undergoing change and premiums are being increased. If premiums should increase to a level we cannot afford, we could be forced to discontinue business.

If we cannot add reserves to replace future production, we would not be able to remain in business.

Our future gold production, cash flow and income are dependent upon our ability to mine our current properties and acquire and develop additional reserves. There can be no assurance that our properties will be placed into production or that we will be able to continue to find and develop or acquire additional reserves.

Competition from better-capitalized companies affects prices and our ability to acquire properties and personnel.

There is global competition for gold properties, capital, customers and the employment and retention or qualified personnel. In the production and marketing of gold, there are a limited number of major producing entities, all of which are significantly larger and better capitalized than we are.

Gold mineral exploration, development and mining are subject to environmental regulations which may prevent or delay the commencement or continuance of our operations.

Gold minerals exploration and development and future potential gold mining operations are or will be subject to stringent federal, state, provincial, and local laws and regulations relating to improving or maintaining environmental quality. Our operations are also subject to many environmental protection laws. Environmental laws often require parties to pay for remedial action or to pay damages regardless of fault. Environmental laws also often impose liability with respect to divested or terminated operations, even if the operations were terminated or divested of many years ago.

Future potential gold mining operations and current exploration activities are or will be subject to extensive laws and regulations governing prospecting, development, production, exports, taxes, labor standards, occupational health, waste disposal, protection and remediation of the environment, protection of endangered and protected species, mine safety, toxic substances and other matters. Gold mining is also subject to risks and liabilities associated with pollution of the environment and disposal of waste products occurring as a result of mineral exploration and production. Compliance with these laws and regulations will impose substantial costs on us and will subject us to significant potential liabilities.

Costs associated with environmental liabilities and compliance are expected to increase with the increasing scale and scope of operations and we expect these costs may increase in the future.

While we believe that our operations comply, in all material respects, with all applicable environmental regulations, we are not currently fully insured against possible environmental risks.

Any change to government regulation or administrative practices may have a negative impact on our ability to operate and potential profitability.

The laws, regulations, policies or current administrative practices of any government body, organization or regulatory agency in the United States or any other applicable jurisdiction, may be changed, applied or interpreted in a manner which will fundamentally alter our ability to carry on business. The actions, policies or regulations, or changes thereto, of any government body or regulatory agency, or other special interest groups, may have a detrimental effect on us. Any or all of these situations may have a negative impact on our ability to operate and/or our profitably.

We may be unable to retain key employees or consultants or recruit additional qualified personnel.

Our extremely limited personnel means that we would be required to spend significant sums of money to locate and train new employees in the event any of our employees resign or terminate their employment with us for any reason. Further, we do not have key man life insurance on any of our employees. We may not have the financial resources to hire a replacement if any of our officers were to die. The loss of service of any of these employees could therefore significantly and adversely affect our operations.

Our officers and directors may be subject to conflicts of interest.

Each of our executive officers and directors serves only on a part time basis. Each devotes part of his working time to other business endeavors, including consulting relationships with other corporate entities, and has responsibilities to these other entities. Such conflicts could include deciding how much time to devote to our affairs, as well as what business opportunities should be presented to the Company. Because of these relationships, our officers and directors may be subject to conflicts of interest. Nevada law, our articles of incorporation and our Bylaws permit us broad indemnification powers to all persons against all damages incurred in connection with our business to the fullest extent provided or allowed by law. The exculpation provisions may have the effect of preventing stockholders from recovering damages against our officers and directors caused by their negligence, poor judgment or other circumstances. The indemnification provisions may require us to use our limited assets to defend our officers and directors against claims, including claims arising out of their negligence, poor judgment, or other circumstances.

We may lose our rights to our mining claims.

Under our Oatman Gold Project Acquisition Agreement there is a minimum work expenditure requirement of US$100,000 (One hundred thousand dollars) per year.  If this amount is not spent on the Project during any year, we must pay the difference to the vendors of the claims in cash.  Also, we are required to pay the United States Bureau of Land Management (BLM) annual claim maintenance fees for our claims (currently US$140 per claim per year).  If the claim vendors pay the BLM claim maintenance fees on our behalf (and they are not required to do so), we are required to reimburse them on demand.  If we fail to pay any amounts due to the claim vendors within the requisite cure periods, the claim vendors may terminate our rights to our claims on three (3) days’ notice.

Risks Related to Our Common Stock

We are not listed or quoted on any stock exchange and we may never obtain such a listing or quotation.

Therefore, there may never be a market for stock and stock held by our shareholders may have little or no value.

There is presently only an extremely limited public market in our shares as we are quoted on the OTC Bulletin Board (“OTCBB”).  Even if we obtain a listing on a stock exchange and a more active market for our shares develops, sales of a substantial number of shares of our common stock into the public market by certain stockholders may result in significant downward pressure on the price of our common stock and could affect your ability to realize the current trading price of our common stock.

The trading price of our common stock in a public market may fluctuate significantly and stockholders may have difficulty reselling their shares.

Additional issuances of equity securities may result in dilution to our existing stockholders. Our Articles of Incorporation authorize the issuance of 3,000,000,000 shares of common stock.

Our common stock is subject to the "penny stock" rules of the SEC.

Our common stock is subject to the "penny stock" rules of the SEC and the trading market in our securities is limited, which makes transactions in our stock cumbersome and may reduce the value of an investment in our stock.

Because our stock is not traded on a stock exchange or on the NASDAQ National Market or the NASDAQ Small Cap Market and because there is no current established market price, the common stock is classified as a "penny stock.” The Securities and Exchange Commission has adopted Rule 15g-9 which establishes the definition of a "penny stock," for purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require:

1.	That a broker or dealer approve a person's account for transactions in penny stocks; and

2.	The broker or dealer receive, from the investor, a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

3.	In order to approve a person's account for transactions in penny stocks, the broker or dealer must:

4.	Obtain financial information and investment experience objectives of the person; and

5.
Make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the Commission relating to the penny stock market, which:

•	Sets forth the basis on which the broker or dealer made the suitability determination; and
•	That the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the "penny stock" rules. This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks must be sent.

Investing in our Common Stock will provide you with an equity ownership in a gold resource company. As one of our stockholders, you will be subject to risks inherent in our business. The trading price of your shares will be affected by the performance of our business relative to, among other things, competition, market conditions and general economic and industry conditions. The value of your investment may decrease, resulting in a loss. You should carefully consider the following factors as well as other information contained in this Prospectus before deciding to invest in shares of our Common Stock.

The factors identified below are important factors (but not necessarily all of the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, we caution that while we believe such assumptions or bases to be reasonable and make them in good faith, assumed facts or bases almost always vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending upon the circumstances. Where, in any forward-looking statement, the Company, or its management, expresses an expectation or belief as to the future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result, achieved, or accomplished. Taking into account the foregoing, the following are identified as important risk factors that could cause actual results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company.

Even taking into account the limitations of Rule 144, the future sales of restricted shares could have a depressive effect on the market price of the Company’s securities in any market, which may develop.

All but 29,948,988 of the shares of Common Stock presently issued and outstanding, as of the date hereof, are “restricted securities” as that term is defined under the Securities Act of 1933, as amended, (the “Securities Act”) and in the future may be sold in compliance with Rule 144 of the Securities Act, or pursuant to a Registration Statement filed under the Securities Act.   Rule 144 provides, in essence, that a person, who has not been an affiliate of the issuer for the past 90 days and has held restricted securities for six months of an issuer that has been reporting for a period of at least 90 days, may sell those securities so long as the Company is current in its reporting obligations. After one year, non-affiliates are permitted to sell their restricted securities freely without being subject to any other Rule 144 condition. Sales of restricted shares by our affiliates who have held the shares for six months are limited to an amount equal to one percent (1%) of the Company’s outstanding Common stock that may be sold in any three-month period.    Additionally, Rule 144 requires that an issuer of securities make available adequate current public information with respect to the issuer.   Such information is deemed available if the issuer satisfies the reporting requirements of sections 13 or 15(d) of the Securities Exchange Act of 1934 (the “Securities Exchange Act”) or of Rule 15c2-11 hereunder. Sales under Rule 144 or pursuant to a Registration Statement may have a depressive effect on the market price of our securities in any market, which may develop for such shares.

If the shareholders sell a large number of shares all at once or in blocks, the value of our shares would most likely decline.

The Company has 283,948,988 shares of Common Stock outstanding as of November 18, 2010. The availability for sale of such a large number of shares may depress the market price for our Common Stock and impair our ability to raise additional capital through the public sale of Common Stock. The Company has no arrangement with any of the holders of the foregoing shares to address the possible effect on the price of the Company's Common Stock of the sale by them of their shares. A decline in the future price of our common stock could affect our ability to raise further working capital and adversely impact our operations

LEGAL PROCEEDINGS

We are not currently involved in any legal proceedings and we are not aware of any pending or potential legal actions.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our common stock has been listed for quotation on the Over-the-Counter Bulletin Board. The present symbol is RENS. There has been no active trading market and thus no high and low sales prices to report.

SHARES AVAILABLE UNDER RULE 144

As of November 18, 2010 all but 29,948,988 shares of our common stock are considered restricted securities under Rule 144 of the Securities Act of 1933.  In general, under Rule 144 as amended, a person who has beneficially owned and held restricted securities for at least one year, including affiliates, may sell publicly without registration under the Securities Act, within any three-month period, assuming compliance with other provisions of the Rule, a number of shares that do not exceed the greater of (i) one percent of the common stock then outstanding or, (ii) the average weekly trading volume in the common stock during the four calendar weeks preceding such sale.

HOLDERS

As of November 18, 2010, we have 283,948,988 Shares of US$0.00001 par value common stock issued and outstanding.  The stock transfer agent for our securities is Securities Transfer Corporation, 2591 Dallas Parkway, Suite 102, Frisco, Texas 75034 and its telephone number is (972) 963-0001.

DIVIDENDS

We have never declared or paid any cash dividends on our common stock. For the foreseeable future, we intend to retain any earnings to finance the development and expansion of our business, and we do not anticipate paying any cash dividends on its common stock. Any future determination to pay dividends will be at the discretion of the Board of Directors and will be dependent upon then existing conditions, including our financial condition and results of operations, capital requirements, contractual restrictions, business prospects, and other factors that the board of directors considers relevant.

GOING CONCERN

We are an exploration stage company and currently have no operations. Our independent auditor has issued an audit opinion that includes a statement expressing substantial doubt as to our ability to continue as a going concern.

OFF-BALANCE SHEET ARRANGEMENTS

We have no off-balance sheet arrangements.

PLAN OF OPERATIONS

Our plan of operation is to conduct exploration work on the Company’s mining claims in order to ascertain whether they possess economic quantities of silver or other minerals. There can be no assurance that economic mineral deposits or reserves exist on the claims until appropriate exploration work is done and an economic evaluation based on such work concludes that production of minerals from the property is economically feasible. Economic feasibility refers to an evaluation completed by an engineer or geologist whereby he or she analyses whether profitable mining operations can be undertaken on the property. Mineral property exploration is generally conducted in phases. Each subsequent phase of exploration work is recommended by a geologist based on the results from the most recent phase of exploration.

Please note that certain of the following phases may run concurrently:

Phase 1 – Geological Mapping                                                                                                           3 to 6 months
Phase 2 – Geochemical sampling                                                                                                        3 to 6 months
Phase 3 –  (if required) – Geophysical testing                                                                                      3 months
Phase 4 –First drill campaign                                                                                                              2 months
Phase 5 – Additional drill campaigns                                                                                                   1 to 3 years
Phase 6 – Feasibility Study                                                                                                                 3 months
Phase 7 – Design of Mining and Milling facilities                                                                                  6 months
Phase 8 – Permitting / EIS                                                                                                                  1 to 2 years
Phase 9 – Construction of mine (and mill if necessary)                                                                         6 months to 1 year
    and commencement of operations

Item 3.02                Unregistered Sales of Equity Securities

Simultaneously with the closing under the Oatman Gold Project Acquisition Agreement, we issued an aggregate of 15,000,000 (Fifteen  million) restricted shares of common stock of the Company. The securities were issued to 1 (one) non-U.S. persons (as that term as defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Simultaneously with the closing under the Oatman Gold Project Acquisition Agreement, we issued an aggregate of 10,000,000 (Ten million) restricted shares of common stock of the Company. The securities were issued to 2 (Two) U.S. persons, as that term is defined in Regulation S of the Securities Act of 1933, relying on Section 4(2) of the Securities Act and/or Rule 506 of Regulation D, promulgated under the United States Securities Act of 1933, as amended.

9.01	Exhibits

10.1	Oatman Gold Project Acquisition Agreement dated November 18, 2010 among Renaissance Bioenergy Inc., Anaconda Exploration, LLC and the other sellers identified therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 18th day of November, 2010.

RENAISSANCE BIOENERGY, INC.

BY:	SCOTT PUMMILL
Name: Scott Pummill Title: CEO